INVESCO COUNSELOR SERIES FUNDS, INC.
                  INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 15, 2001

Effective May 16, 2001, INVESCO Global Health Sciences Fund, pursuant to approval by the shareholders of that Fund of an Agreement and Plan of Reorganization and Termination at the annual meeting held May 8, 2001, was reorganized into INVESCO Advantage Global Health Sciences Fund - Class A.

If you are a shareholder of INVESCO Advantage Global Health Sciences Fund - Class A as a result of the reorganization of INVESCO Global Health Sciences Fund into INVESCO Advantage Global Health Sciences Fund, you will be subject to a redemption fee of 2% for shares received in the reorganization should you redeem those shares within 12 months from the date of reorganization. The redemption fee will be based on the current net asset value of the shares at the time of the redemption.

The section of the Prospectus  entitled "Fund  Performance" is hereby amended to
(1) delete the performance table in its entirety, and (2) substitute the following in its place:

------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL TOTAL RETURN(1)
                                                                AS OF 12/31/00
------------------------------------------------------------------------------------------------
                                                1 YEAR           5 YEARS         SINCE INCEPTION
Global Health Sciences Fund(2),(3)              32.21%            17.41%             14.71%(4)
S&P Health Care Composite Index(5)              35.87%            25.60%             18.45%
Morgan Stanley Health Care Product Index(5)     30.71%            26.50%

(1) Total return figures include reinvested dividends and capital gain distributions, and include the effect of the GHS Fund's expenses.
(2) The total returns are for shares of GHS Fund which reorganized into the Fund on May 15, 2001. Total returns of the Fund will differ to the extent that the Fund will not have the same expenses and will be managed in a slightly different style.
(3) The return for the calendar quarter ended March 31, 2001 was (24.92%).
(4) The Fund commenced investment operations on January 24, 1992.
(5) The S&P Health Care Composite Index is an unmanaged, capitalization-weighted index of all the health care relatedstocks in the Standard & Poor's 500 Index. The Morgan Stanley Health Care Product Index is an unmanaged, equal-dollar weighted index of 26 companies involved in the business of pharmaceuticals, including biotechnology and medical technology. Please keep in mind that the Indexes do not pay brokerage, management, administrative or distribution expenses, all of which are paid by the Fund and are reflected in its annual returns.

This Supplement supersedes the Supplement dated May 16, 2001.

The date of this Supplement is June 15, 2001.